LOGO M F S(R)                                                 SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          OCTOBER 31, 2000

We invested the mutual fund(R)

                                             MFS(R) Emerging Opportunities Fund
                                           (formerly MFS(R) Mid Cap Value Fund)

                                                  MFS(R) High Quality Bond fund

                                                    MFS(R) Large Cap Value Fund

MFS(R) EMERGING OPPORTUNITIES FUND
MFS(R) HIGH QUALITY BOND FUND
MFS(R) LARGE CAP VALUE FUND
TRUSTEES                                         SECRETARY
J. Atwood Ives+ -- Chairman and Chief            Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                   ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway
& Barnes (attorneys)                             CUSTODIAN
                                                 State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of            INVESTOR INFORMATION
Business Administration                          For information on MFS mutual funds, call your
                                                 investment professional or, for an information kit
Charles W. Schmidt+ -- Private Investor          call toll free: 1-800-637-2929 any business day from
Arnold D. Scott* -- Senior Executive Vice        9 a.m. to 5 p.m. Eastern time (or leave a
President, Director, and Secretary,              message anytime).
MFS Investment Management
                                                 INVESTOR SERVICE
Jeffrey L. Shames* -- Chairman and Chief         MFS Service Center, Inc.
Executive Officer, MFS Investment Management     P.O. Box 2281
                                                 Boston, MA 02107-9906
Elaine R. Smith+ -- Independent Consultant
                                                 For general information, call toll free:
David B. Stone+ -- Chairman, North               1-800-225-2606 any business day from 8 a.m. to
American Management Corp. (investment adviser)   8 p.m. Eastern time.

INVESTMENT ADVISER                               For service to speech- or hearing-impaired,
Massachusetts Financial Services Company         call toll free: 1-800-637-6576 any business day from
500 Boylston Street                              9 a.m. to 5 p.m. Eastern time. (To use this
Boston, MA 02116-3741                            service, your phone must be equipped with a
                                                 Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                      For share prices, account balances, exchanges,
500 Boylston Street                              or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                            1-800-MFS-TALK (1-800-637-8255) anytime
                                                 from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                               WORLD WIDE WEB
                                                 www.mfs.com
DIRECTOR OF DOMESTIC EQUITY RESEARCH
John D. Laupheimer, Jr.*

PORTFOLIO MANAGERS
David M. Calabro*
Peter C. Vaream*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
o    face-to-face contact with senior management as well as frontline workers
o    analysis of the company's financial statements and balance sheets
o    contact with the company's current and potential customers
o    contact with the company's competitors
o our own forecasts of the company's future market share, cash flow, and earnings
Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS Emerging Opportunities Fund

Dear Shareholders,
The fund invests in the best ideas of our equity research committee, drawing upon the stock and industry selection capabilities of our entire equity research department. The resulting portfolio represents what our committee believes to be the best selections for capital growth across the entire spectrum of publicly traded small- and mid-cap stocks. In addition, it is our intention to maintain a highly concentrated portfolio composed of 30 to 40 of our analysts' best investment ideas.

We focus on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages. We also seek companies that we believe are reasonably valued or undervalued relative to their prospective growth outlooks.

Despite the difficult environment for technology stocks, a few key holdings, such as Computer Network Technology, which manufactures networking hardware and software products; Cable Design Networks, which manufactures a wide range of networking and electrical components; and Internet Security Systems, a producer of security management solutions for the Internet, produced positive results for the portfolio.

In general, we remain bullish on the long-term growth prospects for our holdings across a broad range of high-tech companies supporting the Internet, computer software manufacturers, and networking stocks because this is where we see strong sales and earnings growth. As a result, technology remained the largest sector at approximately 38% of the portfolio's assets at the end of the period.

While technology stocks struggled during the period, holdings in oil services, energy exploration and production, and insurance companies contributed favorably to fund performance.

Given the weakness we've seen in the market over the past few months, it's not hard to imagine that investor confidence may remain weak in the near term. However, looking beyond investor sentiment, we see earnings growth remaining strong in a broad range of industries and for a large number of stocks. In addition, stock valuations have been slashed for many companies that we believe posses positive business outlooks. As a result, our focus remains to try to find those companies that we believe exhibit the best chances of exceeding their earnings forecasts.

Respectfully,

/s/ John D. Laupheimer, Jr.
John D. Laupheimer, Jr.
Director of Domestic Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Laupheimer.

Note to Shareholders: Effective September 1, 2000, the fund changed its name to MFS(R) Emerging Opportunities Fund.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investing in small companies is riskier than investing in more-established companies. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

MFS High Quality Bond Fund

Dear Shareholders,
For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 5.34% and Class I shares 5.05%. These results include the reinvestment of any distributions but exclude the effects of any sales charges and compare over the same period to a 5.80% return for the fund's benchmark, the Lehman Brothers Aggregate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index that includes a broad range of U.S. Treasury, government agency, mortgage-backed securities, and investment-grade debt obligations of U.S. corporations. Over the same period, the average corporate debt "A"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.70%.

The fund seeks to provide high current income that is consistent with prudent risk and under normal market conditions invests at least 65% of its total assets in fixed-income securities, including high-quality corporate bonds, mortgage- and asset-backed securities, and U.S. government securities. To select fixed-income investments, our portfolio managers and research analysts periodically assess the total return outlook for the fixed-income markets. This "horizon" outlook is a tool used to fine-tune the fund's asset allocations to various segments of the fixed-income markets. In addition, our investment staff does its own bottom-up research and independent credit analysis, and evaluates the results of credit-rating agencies.

During the period, we increased the fund's exposure to U.S. Federal agency securities and mortgage-backed securities. This has been a source of positive performance as uncertainty regarding the implicit government backing of the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corp. (Freddie Mac) has been alleviated with the passage of a recent financial restructuring bill in Congress. As a result, prices of agency securities snapped back during a short period of time.

The fund's holdings in mortgage-backed securities were increased at the end of the period. As volatility in the mortgage-backed market has calmed down, investors have started to return to the market, which has bolstered total return. Additionally, uncertainty surrounding Fannie Mae and Freddie Mac in the early part of the period led investors to the mortgage-backed market as an attractive alternative to agencies.

We increased the fund's Treasury allocation to approximately 16% at the end of the period, from 11% at the end of April 2000. Given the flight to quality that the market has recently seen, this increase also proved beneficial to the fund's results.

Our exposure to high-grade corporate issues remained lower than the Lehman Index weighting. This decision also aided performance as corporate bonds underperformed most sectors of the bond market during the period. Despite the sector's lackluster performance, a number of our corporate bond holdings performed well for the fund. For example, our holdings in Seagram Company Ltd. appreciated significantly following Vivendi's offer to buy Seagram. The holding received an additional boost following Seagram's cash tender offer to buy the firm's outstanding debt. Other corporate issues that contributed favorably were those of banks and financial institutions, such as Morgan Stanley and Wells Fargo. Energy and entertainment/media issues were other key allocations in the portfolio that produced strong results.

We think continued volatility in the equity market and the significant improvement in the performance of fixed-income securities will continue to bode well for the bond market. In addition, we believe the Federal Reserve Board will remain on hold, and the economy will continue to moderate, which could also result in further yield declines and, therefore, price appreciation.

Respectfully,

/s/ Peter C. Vaream
Peter C. Vaream
Portfolio Manager

MFS Large Cap Value Fund

Dear Shareholders,
For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 13.88% and Class I shares 14.22%. These results include the reinvestment of any distributions but exclude the effects of any sales charges and compare over the same period to a 6.57% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index. Over the same period, the average large-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.41%.

The fund seeks long-term growth of capital. Under normal market conditions, it invests at least 65% of its total assets in common stocks and related securities of companies with large market capitalizations that we believe are undervalued relative to their long-term growth potential. The equity securities of these companies may be undervalued based on their low price-to-book, price-to-sales, and price-to-earnings ratios. They may be undervalued due to a market decline, poor economic conditions, or company- or industry-related downturns. We use a bottom-up approach that is based on fundamental analysis to select securities.

A combination of strong stock selection and the fund's conservative investment approach contributed to our favorable performance during the period. In an extremely weak and volatile market environment, our focus on stocks selling at valuations generally lower than the overall market aided performance. This strategy also led us to overweight the portfolio relative to the Russell Index in insurance providers, energy stocks, health care companies, and industrial goods and services stocks. In general, our stock selection in these sectors contributed positively to fund performance, as did our decision to avoid the poorly performing technology sector, which we viewed as expensive early in the period.

In the financial services sector, we continued to focus on the multi-line insurance companies, one of the strongest performing industries during the period. Among this group, significant holdings in companies such as St. Paul Companies, AXA Financial, and Hartford Insurance produced double-digit returns for the fund. Other major holdings that contributed positively to total return were Boeing, Abbot Laboratories, Duke Energy, and PNC Financial. Each of these companies benefited from accelerating earnings growth and improving business fundamentals.

The near-term outlook for the stock market depends on a vast number of variables. Given the high level of uncertainty regarding the economy, interest rates, corporate earnings, the presidential election, and oil prices, we'll continue to focus on the factors that have historically driven stock prices over the long-term -- business fundamentals and earnings growth. We believe that our value-oriented, bottom-up approach of choosing stocks that possess promising business prospects and strong earnings growth could produce favorable results over the long run.

Respectfully,

/s/ David M. Calabro
David M. Calabro
Portfolio Manager

The opinions expressed in this report are those of the Director of Domestic Equity Research and the portfolio managers and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

MFS(R) HIGH QUALITY BOND FUND(1)(3)

CLASS A
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                       +5.34%           + 7.17%           + 7.82%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             + 7.17%           + 5.16%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                     --             + 2.08%           + 1.80%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                       +5.05%           + 6.44%           + 6.96%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             + 6.44%           + 4.62%
---------------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, May
 3, 1999, through October 31, 2000.

MFS(R) LARGE CAP VALUE FUND(2)(4)

CLASS A
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +13.88%           +18.53%           +23.15%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +18.53%           +14.97%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                     --             +11.71%           +10.50%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +14.22%           +19.09%           +24.10%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +19.09%           +15.59%
---------------------------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the fund's investment operations, May
 4, 1999, through October 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.
(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.
(3) The portfolio may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling rates. These risks may increase share price volatility. See the prospectus for details.
(4) The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

MFS EMERGING OPPORTUNITIES FUND

Stocks - 97.4%
--------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES          VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 91.7%
  Business Services - 20.0%
    BISYS Group, Inc.*                                                     1,620       $    76,342
    CheckFree Corp.*                                                       1,340            66,665
    eLoyalty Corp.*                                                        3,380            32,533
    Information Holdings, Inc.*                                              900            23,456
    Teletech Holdings, Inc.*                                               1,460            40,515
    VeriSign, Inc.*                                                          500            66,000
                                                                                       ----------
                                                                                       $   305,511
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 20.9%
    Akamai Technologies, Inc.*                                             1,250       $   63,750
    Internap Network Services Corp.*                                       3,750           60,000
    Internet Security Systems, Inc.*                                         600           52,950
    Lightspan, Inc.*                                                      18,100           41,856
    Radiant Systems, Inc.*                                                 2,330           42,960
    RSA Security, Inc.*                                                    1,000           58,000
                                                                                       ----------
                                                                                       $  319,516
--------------------------------------------------------------------------------------------------
  Containers - 3.0%
    Ivex Packaging Corp.*                                                  4,660       $   45,726
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 6.4%
    Cable Design Technologies Corp.*                                       2,000       $   46,125
    W.W. Grainger, Inc.                                                    1,600           51,100
                                                                                       ----------
                                                                                       $   97,225
--------------------------------------------------------------------------------------------------
  Insurance - 5.0%
    Nationwide Financial Services, Inc., "A"                               1,570       $   76,341
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.9%
    Hooper Holmes Inc.                                                     4,700       $   44,603
--------------------------------------------------------------------------------------------------
  Oil Services - 6.6%
    Santa Fe International Corp.                                           1,475       $   53,838
    Weatherford International, Inc.*                                       1,300           47,450
                                                                                       ----------
                                                                                       $  101,288
--------------------------------------------------------------------------------------------------
  Oils - 6.2%
    EOG Resources, Inc.                                                    1,210       $   47,644
    Newfield Exploration Co.*                                              1,250           47,187
                                                                                       ----------
                                                                                       $   94,831
--------------------------------------------------------------------------------------------------
  Retail - 2.7%
    BJ's Wholesale Club, Inc.*                                             1,250       $   41,172
--------------------------------------------------------------------------------------------------
  Telecommunications - 4.0%
    Time Warner Telecom, Inc.*                                             1,010       $   60,221
--------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 14.0%
    Cabletron Systems, Inc.*                                               2,110       $   57,234
    Computer Network Technology Corp.*                                     2,600           79,016
    Digex, Inc.*                                                             950           37,287
    Pinnacle Holdings, Inc.*                                               2,500           39,375
                                                                                       ----------
                                                                                       $  212,912
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  399,346
--------------------------------------------------------------------------------------------------
Foreign Stocks - 5.7%
  Bermuda - 2.3%
    FLAG Telecom Holdings Ltd. (Telecommunications-Wireless)*              3,000       $   34,875
--------------------------------------------------------------------------------------------------
  Norway - 3.4%
    Smedvig (Oil Services)                                                 5,580       $   52,346
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   87,221
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,513,746)                                        $1,486,567
Other Assets, Less Liabilities - 2.6%                                                      39,941
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $1,526,508
--------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2000

MFS HIGH QUALITY BOND

Bonds - 95.9%
---------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
---------------------------------------------------------------------------------------------------
U.S. Bonds - 88.2%
  Banks and Credit Companies - 1.5%
    FleetBoston Financial Corp., 7.25s, 2005                              $    6       $     6,032
    Wells Fargo and Co., 7.2s, 2003                                           14            14,096
                                                                                       -----------
                                                                                       $    20,128
---------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Lyondell Chemical Co., 9.625s, 2007                                   $    7       $     6,790
---------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    First Data Corp., 6.75s, 2005                                         $    9       $     8,851
---------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.9%
    Gaylord Container Corp., 9.875s, 2008                                 $   10       $     3,000
    Riverwood International Corp., 10.25s, 2006                               10             9,775
                                                                                       -----------
                                                                                       $    12,775
---------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 4.9%
    Chase Commercial Mortgage Securities Corp., 7.543s
      2009                                                                $   10       $     9,896
    GS Mortgage Securities Corp. II, 6.06s, 2030                              25            24,677
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s,
      2030                                                                     8             7,767
    Morgan Stanley Group, Inc., 6.01s, 2030                                   11            10,937
    Residential Funding Mortgage Securities, Inc., 7.66s,
      2012                                                                    12            12,121
                                                                                       -----------
                                                                                       $    65,398
---------------------------------------------------------------------------------------------------
  Energy - 3.8%
    Apache Finance Ltd., 7s, 2009                                         $   18       $    17,429
    P&L Coal Holdings Corp., 9.625s, 2008                                     10             9,725
    Phillips Petroleum Co., 8.75s, 2010                                       13            14,178
    Pioneer Natural Resources Co., 9.625s, 2010                               10            10,550
                                                                                       -----------
                                                                                       $    51,882
---------------------------------------------------------------------------------------------------
  Entertainment - 3.4%
    News America Holdings, Inc., 6.625s, 2008                             $    3       $     2,776
    News America Holdings, Inc., 7.3s, 2028                                   14            11,880
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                              10             9,915
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018                                7             7,507
    Time Warner Entertainment Co. LP, 8.375s, 2033                            13            13,535
                                                                                       -----------
                                                                                       $    45,613
---------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Ford Motor Credit Co., 7.875s, 2010                                    $  13       $    13,036
    General Motors Acceptance Corp., 7.5s, 2005                               12            12,108
                                                                                       -----------
                                                                                       $    25,144
---------------------------------------------------------------------------------------------------
  Financial Services - 2.7%
    Citigroup, Inc., 7.25s, 2010                                           $  11       $    10,930
    Morgan Stanley Group, Inc., 8s, 2010                                      24            24,833
                                                                                       -----------
                                                                                       $    35,763
---------------------------------------------------------------------------------------------------
  Media - 1.3%
    Chancellor Media Corp., 8.125s, 2007                                   $  10       $    10,075
    CSC Holdings Inc., 8.125s, 2009                                            8             7,691
                                                                                       -----------
                                                                                       $    17,766
---------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    HCA-The Health Co., 8.75s, 2010                                       $    5       $     5,063
    Tenet Healthcare Corp., 8s, 2005                                           5             4,931
                                                                                       -----------
                                                                                       $     9,994
---------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Union Pacific Corp., 6.34s, 2003                                      $   10       $     9,729
---------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    MGM Mirage, Inc., 8.5s, 2010                                          $    3       $     2,968
---------------------------------------------------------------------------------------------------
  Telecommunications - 2.5%
    ITC Deltacom, Inc., 11s, 2007                                         $   10       $     8,500
    Liberty Media Corp., 8.25s, 2030                                           5             4,509
    Qwest Capital Funding, Inc., 7.75s, 2006##                                 7             7,126
    Sprint Capital Corp., 7.625s, 2002                                        13            13,041
                                                                                       -----------
                                                                                       $    33,176
---------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 45.6%
    Federal Home Loan Mortgage Corp., 7.375s, 2003                        $   27       $    27,578
    Federal Home Loan Mortgage Corp., 5s, 2004                               145           138,725
    Federal National Mortgage Assn., 7.25s, 2010                             115           119,204
    Government National Mortgage Assn., 7.5s, 2030                           147           148,057
    Government National Mortgage Assn., 8s, 2030                             176           179,469
                                                                                       -----------
                                                                                       $   613,033
---------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.8%
    U.S. Treasury Bonds, 6.125s, 2029                                     $   51       $    52,817
    U.S. Treasury Bonds, 6.25s, 2030                                          58            61,770
    U.S. Treasury Notes, 5.5s, 2000                                           62            61,855
    U.S. Treasury Notes, 6.5s, 2005                                           18            18,478
    U.S. Treasury Notes, 5.75s, 2010                                          18            17,983
                                                                                       -----------
                                                                                       $   212,903
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    Niagara Mohawk Power Corp., 7.75s, 2006                               $   12       $    12,256
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Enron Corp., 7.875s, 2003                                             $    3       $     3,060
---------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $1,187,229
---------------------------------------------------------------------------------------------------
Foreign Bonds - 7.7%
  Canada - 1.9%
    Alberta Energy Ltd., 8.125s, 2030 (Energy)                            $    3       $     3,019
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                                     9             7,202
    Government of Canada, 5.25s, 2008                                          5             4,556
    Province of Quebec, 7.5s, 2029                                            10            10,138
                                                                                       -----------
                                                                                       $    24,915
---------------------------------------------------------------------------------------------------
  France - 2.1%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks and Credit
      Cos.)##                                                             $   16       $    15,287
    Socgen Real Estate Co., 7.64s, 2049 (Banks and Credit
      Cos.)##                                                                 14            13,092
                                                                                       -----------
                                                                                       $    28,379
---------------------------------------------------------------------------------------------------
  Mexico - 1.5%
    Pemex Project, 9.125s, 2010 (Energy)##                                $    3       $     2,918
    United Mexican States, 9.875s, 2010                                       15            15,562
    United Mexican States, 11.375s, 2016                                       2             2,256
                                                                                       -----------
                                                                                       $    20,736
---------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 10.75s, 2020                                      $    4       $     3,892
---------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications)                $    4       $     4,005
---------------------------------------------------------------------------------------------------
  United Kingdom - 1.6%
    British Sky Broadcasting, 6.875s, 2009
      (Telecommunications)                                                $   15       $    12,796
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                                             10             8,300
                                                                                       -----------
                                                                                       $    21,096
---------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $   103,023
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,286,036)                                        $ 1,290,252
Other Assets, Less Liabilities - 4.1%                                                       55,260
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $ 1,345,512
---------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2000

MFS LARGE CAP VALUE

Stocks - 89.4%
---------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES           VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 79.0%
  Aerospace - 5.3%
    Boeing Co.                                                                 115     $     7,798
    General Dynamics Corp.                                                      60           4,294
    Honeywell International, Inc.                                               91           4,897
    TRW, Inc.                                                                   70           2,940
    United Technologies Corp.                                                  110           7,679
                                                                                       -----------
                                                                                       $    27,608
---------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Delphi Automotive Systems Corp.                                            195     $     3,059
    Ford Motor Co.*                                                             42           1,097
                                                                                       -----------
                                                                                       $     4,156
---------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.8%
    Bank America Corp.                                                          93     $     4,470
    Bank of New York Co., Inc.                                                  20           1,151
    Chase Manhattan Corp.                                                       95           4,322
    PNC Financial Services Group                                               145           9,697
                                                                                       -----------
                                                                                       $    19,640
---------------------------------------------------------------------------------------------------
  Biotechnology - 2.8%
    Abbott Laboratories, Inc.                                                  136     $     7,182
    Pharmacia Corp.                                                            136           7,480
                                                                                       -----------
                                                                                       $    14,662
---------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.                                       35     $     3,447
    Texas Instruments, Inc.                                                     60           2,944
                                                                                       -----------
                                                                                       $     6,391
---------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Automatic Data Processing, Inc.                                             40     $     2,613
---------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.9%
    Motorola, Inc.                                                              50     $     1,247
    Telephone & Data Systems, Inc.                                              34           3,587
                                                                                       -----------
                                                                                       $     4,834
---------------------------------------------------------------------------------------------------
  Chemicals - 1.4%
    Air Products & Chemicals, Inc.                                              27     $     1,008
    Rohm & Haas Co.                                                            213           6,403
                                                                                       -----------
                                                                                       $     7,411
---------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                                       95     $     2,889
---------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    Microsoft Corp.*                                                            60     $     4,133
---------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Fortune Brands, Inc.                                                       102     $     3,003
---------------------------------------------------------------------------------------------------
  Containers - 1.1%
    Ivex Packaging Corp.*                                                      600     $     5,888
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Emerson Electric Co.                                                        15     $     1,102
---------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                          90     $     4,536
---------------------------------------------------------------------------------------------------
  Entertainment - 2.3%
    Harrah's Entertainment, Inc.*                                              205     $     5,868
    Time Warner, Inc.                                                           27           2,049
    Viacom, Inc., "B"*                                                          75           4,266
                                                                                       -----------
                                                                                       $    12,183
---------------------------------------------------------------------------------------------------
  Financial Institutions - 2.8%
    Citigroup, Inc.                                                             86     $     4,526
    Freddie Mac Corp.                                                          147           8,820
    Merrill Lynch & Co., Inc.                                                   16           1,120
                                                                                       -----------
                                                                                       $    14,466
---------------------------------------------------------------------------------------------------
  Financial Services - 3.7%
    AXA Financial, Inc.                                                        158     $     8,542
    Mellon Financial Corp.                                                     218          10,518
                                                                                       -----------
                                                                                       $    19,060
---------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.9%
    Anheuser-Busch Cos., Inc.                                                   30     $     1,373
    Archer-Daniels-Midland Co.                                                 160           1,760
    General Mills, Inc.                                                         54           2,254
    McCormick & Co., Inc.                                                       24             761
    Quaker Oats Co.                                                             45           3,670
                                                                                       -----------
                                                                                       $     9,818
---------------------------------------------------------------------------------------------------
  Healthcare - 1.1%
    HCA Healthcare Co.*                                                        140     $     5,591
---------------------------------------------------------------------------------------------------
  Insurance - 8.8%
    Allstate Corp.                                                              43     $     1,731
    Chubb Corp.                                                                 60           5,066
    CIGNA Corp.                                                                 22           2,683
    Hartford Financial Services Group, Inc.                                    144          10,719
    Lincoln National Corp.                                                     120           5,805
    Marsh & McLennan Cos., Inc.                                                 42           5,491
    MetLife, Inc.*                                                              60           1,658
    St. Paul Cos., Inc.                                                        245          12,556
                                                                                       -----------
                                                                                       $    45,709
---------------------------------------------------------------------------------------------------
  Machinery - 2.6%
    Deere & Co., Inc.                                                          165     $     6,074
    Ingersoll Rand Co.                                                          95           3,586
    W.W. Grainger, Inc.                                                        125           3,992
                                                                                       -----------
                                                                                       $    13,652
---------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.4%
    American Home Products Corp.                                               155     $     9,843
    Bristol-Myers Squibb Co.                                                    45           2,742
                                                                                       -----------
                                                                                       $    12,585
---------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.9%
    Alcoa, Inc.                                                                135     $     3,873
    Phelps Dodge Corp.                                                         125           5,844
                                                                                       -----------
                                                                                       $     9,717
---------------------------------------------------------------------------------------------------
  Oil Services - 3.1%
    Cooper Cameron Corp.*                                                      100     $     5,450
    Halliburton Co.                                                            165           6,115
    Noble Drilling Corp.*                                                      114           4,738
                                                                                       -----------
                                                                                       $    16,303
---------------------------------------------------------------------------------------------------
  Oils - 5.2%
    Apache Corp.                                                                45     $     2,489
    Coastal Corp.                                                               77           5,809
    Conoco, Inc., "A"                                                          100           2,581
    Exxon Mobil Corp.                                                          136          12,129
    Transocean Sedco Forex, Inc.                                                75           3,975
                                                                                       -----------
                                                                                       $    26,983
---------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.3%
    Gannett Co., Inc.                                                          115     $     6,670
    New York Times Co.                                                          64           2,352
    Tribune Co.                                                                 80           2,965
                                                                                       -----------
                                                                                       $    11,987
---------------------------------------------------------------------------------------------------
  Railroads - 0.8%
    Burlington Northern Santa Fe Railway Co.                                   150     $     3,984
---------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Equity Residential Properties Trust                                         90     $     4,236
---------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                                                215     $     4,851
    Safeway, Inc.*                                                             110           6,016
                                                                                       -----------
                                                                                       $    10,867
---------------------------------------------------------------------------------------------------
  Telecommunications - 6.9%
    Alltel Corp.                                                               103     $     6,637
    AT&T Corp.                                                                 103           2,388
    SBC Communications, Inc.                                                   181          10,442
    Verizon Communications                                                     286          16,534
                                                                                       -----------
                                                                                       $    36,001
---------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.9%
    Comcast Corp., "A"*                                                        120     $     4,890
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.9%
    CP&L Energy, Inc.*                                                          96     $     3,870
    Dominion Resources, Inc.                                                    70           4,169
    Duke Energy Corp.                                                           60           5,186
    Exelon Corp.                                                                60           3,608
    NiSource, Inc.                                                             202           5,037
    Pinnacle West Capital Corp.                                                 89           3,866
                                                                                       -----------
                                                                                       $    25,736
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 3.6%
    Columbia Energy Group                                                       21     $     1,511
    National Fuel Gas Co.                                                      120           6,435
    Washington Gas Light Co.                                                   123           3,136
    Williams Cos., Inc.                                                        183           7,652
                                                                                       -----------
                                                                                       $    18,734
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $   411,368
---------------------------------------------------------------------------------------------------
Foreign Stocks - 10.4%
  Netherlands - 5.3%
    Akzo Nobel N.V. (Chemicals)                                                230     $    10,470
    ING Groep N.V., ADR (Financial Services)                                    84           5,812
    Royal Dutch Petroleum Co., ADR (Oils)                                      187          11,103
                                                                                       -----------
                                                                                       $    27,385
---------------------------------------------------------------------------------------------------
  Switzerland - 1.2%
    Nestle S.A. (Food and Beverage Products)                                     3     $     6,219
---------------------------------------------------------------------------------------------------
  United Kingdom - 3.9%
    BP Amoco PLC, ADR (Oils)                                                   176     $     8,965
    Diageo PLC (Food and Beverage Products)*                                   675           6,370
    HSBC Holdings PLC (Banks and Credit Cos.)*                                 343           4,886
                                                                                       -----------
                                                                                       $    20,221
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $    53,825
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $419,041)                                               $   465,193
---------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.0%
---------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                                                 40     $       507
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    NiSource, Inc., 7.75%                                                       80     $     3,855
    TXU Corp., 9.25%                                                            25           1,100
                                                                                       -----------
                                                                                       $     4,955
---------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $5,645)                           $     5,462
---------------------------------------------------------------------------------------------------
Convertible Bonds - 0.7%
---------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Loews Corp., 3.125s, 2007                                               $    2     $     1,655
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    American Tower Corp., 5s, 2010                                          $    2     $     1,983
---------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $3,613)                                      $     3,638
---------------------------------------------------------------------------------------------------

Rights - 0.2%
---------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES        VALUE
---------------------------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $663)                                           10     $       900
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $428,962)                                          $   475,193
Other Assets, Less Liabilities - 8.7%                                                       45,200
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $   520,393
---------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.
portfolio footnotes:

 *Non-income producing security.
##SEC Rule 144A restriction.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (Unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                 MFS EMERGING       MFS HIGH      MFS LARGE
                                                                OPPORTUNITIES   QUALITY BOND      CAP VALUE
OCTOBER 31, 2000                                                         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,513,746, $1,286,036, and $428,962,
    respectively)                                                 $ 1,486,567    $ 1,290,252    $   475,193
  Cash                                                                 95,425         37,382         54,962
  Receivable for investments sold                                      44,715          4,842          3,394
  Receivable for fund shares sold                                         400           --             --
  Interest and dividends receivable                                      --           21,068            954
                                                                  -----------    -----------    -----------
    Total assets                                                  $ 1,627,107    $ 1,353,544    $   534,503
                                                                  -----------    -----------    -----------

Liabilities:
  Payable for investments purchased                               $   100,559    $     8,032    $    14,096
  Payable to affiliates -
    Management fee                                                         30           --               11
    Reimbursement fee                                                      10           --                3
                                                                  -----------    -----------    -----------
        Total liabilities                                         $   100,599    $     8,032    $    14,110
                                                                  -----------    -----------    -----------
    Net assets                                                    $ 1,526,508    $ 1,345,512    $   520,393
                                                                  ===========    ===========    ===========

Net assets consist of:

  Paid-in capital                                                 $ 1,462,095    $ 1,373,084    $   437,341
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                                 (27,179)         4,216         46,227
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                                       94,328        (33,447)        32,054
  Accumulated undistributed net investment
    income (loss)                                                      (2,736)         1,659          4,771

                                                                  -----------    -----------    -----------
  Total                                                           $ 1,526,508    $ 1,345,512    $   520,393
                                                                  ===========    ===========    ===========

Shares of beneficial interest outstanding
    Class A                                                            59,551        138,206         44,679
    Class I                                                            82,338             20             20
                                                                  -----------    -----------    -----------
      Total shares of beneficial interest
        outstanding                                                   141,889        138,226         44,699
                                                                  ===========    ===========    ===========
Net assets:
    Class A                                                       $   640,749    $ 1,345,319    $   520,158
    Class I                                                           885,759         193.24            235
                                                                  -----------    -----------    -----------
      Total net assets                                            $ 1,526,508    $ 1,345,512    $   520,393
                                                                  ===========    ===========    ===========
Class A shares:
Net asset value per share
  (net assets / shares of beneficial interest
    outstanding)                                                    $10.76          $ 9.73         $11.65
                                                                    ======          ======         ======

  Offering price per share (100 / 94.25, 100 / 95.25 and
    100 / 94.25, respectively, of net asset value per share)        $11.42          $10.22         $12.36
                                                                    ======          ======         ======
Class I shares:

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $10.76          $ 9.66         $11.73
                                                                    ======          ======         ======

On sales of $50,000 or more for MFS Emerging Opportunities Fund, and MFS Large Cap Value Fund the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

On sales of $100,000 or more, for MFS High Quality Bond Fund the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)

------------------------------------------------------------------------------------------------
                                                     MFS EMERGING       MFS HIGH       MFS LARGE
                                                    OPPORTUNITIES   QUALITY BOND       CAP VALUE
PERIOD ENDED OCTOBER 31, 2000                               FUND*           FUND            FUND
------------------------------------------------------------------------------------------------
 Net investment income (loss):
   Income -
     Interest                                           $  2,262        $ 48,073        $    751
     Dividends                                               924            --             4,747
     Foreign taxes withheld                                 --              --              (106)
                                                        --------        --------        --------
       Total investment income                          $  3,186        $ 48,073        $  5,392
                                                        --------        --------        --------
   Expenses -
     Management fee                                     $  4,441        $  3,329        $  1,844
     Shareholder servicing agent fee                         588             666             246
     Administrative fee                                      103             117              41
     Custodian fee                                         2,863           6,130           4,385
     Printing                                              3,531           1,783             297
     Postage                                                   1               4            --
     Auditing fees                                         2,500           1,500           3,600
     Legal fees                                            1,121             764             395
     Registration fees                                     2,000           1,000           2,000
     Miscellaneous                                           498             224               7
                                                        --------        --------        --------
       Total expenses                                   $ 17,646        $ 15,517        $ 12,815
     Fees paid indirectly                                   (311)           (209)            (77)
     Reduction of expenses by investment adviser         (11,413)        (15,308)        (10,280)
                                                        --------        --------        --------
       Net expenses                                     $  5,922            --          $  2,458
                                                        --------        --------        --------
         Net investment income (loss)                   $ (2,736)       $ 48,073        $  2,934
                                                        --------        --------        --------
 Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                            $ 94,191        $  3,071        $ 21,504
     Foreign currency transactions                           137            --               (14)
                                                        --------        --------        --------

       Net realized gain on investments and foreign
         currency transactions                          $ 94,328        $  3,071        $ 21,490
                                                        --------        --------        --------

   Change in unrealized appreciation (depreciation) -
     Investments                                        $(27,179)       $ 17,395        $ 41,132
     Translation of assets and liabilities in foreign
       currencies                                           --              --                 1
                                                        --------        --------        --------

       Net unrealized gain (loss) on investments and
         foreign currency translation                   $(27,179)       $ 17,395        $ 41,133
                                                        --------        --------        --------

         Net realized and unrealized gain on
           investments and
           foreign currency                             $ 67,149        $ 20,466        $ 62,623
                                                        --------        --------        --------
           Increase in net assets from operations       $ 64,413        $ 68,539        $ 65,557
                                                        ========        ========        ========

*For the period from the commencement of MFS Emerging Opportunities Fund's investment operations,
 May 2, 2000, through October 31, 2000.

See notes to financial statements.

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                                          PERIOD ENDED*
                                                                       OCTOBER 31, 2000
MFS EMERGING OPPORTUNITIES FUND                                             (UNAUDITED)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                      $    (2,736)
  Net realized gain on investments and foreign currency transactions            94,328
  Net unrealized loss on investments                                           (27,179)
                                                                           -----------
      Increase in net assets from operations                               $    64,413
                                                                           -----------
Net increase in net assets from fund share transactions                    $ 1,462,095
                                                                           -----------
      Total increase in net assets                                         $ 1,526,508
Net assets:
  At beginning of period                                                          --
                                                                           -----------

  At end of period (including accumulated net investment loss of $2,736)   $ 1,526,508
                                                                           ===========

*For the period from the commencement of the fund's investment operations, May 2, 2000, through October 31, 2000.

See notes to financial statements.

Statement of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               OCTOBER 31, 2000     PERIOD ENDED
MFS HIGH QUALITY BOND FUND                          (UNAUDITED)  APRIL 30, 2000*
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $    48,073     $    76,102
  Net realized gain (loss) on investments                 3,071         (36,454)
  Net unrealized gain (loss) on investments              17,395         (13,179)
                                                    -----------     -----------
      Increase in net assets from operations        $    68,539     $    26,469
                                                    -----------     -----------

Distributions declared to shareholders -
  From net investment income (Class A)              $   (47,963)    $   (74,597)
  From net investment income (Class I)                       (7)            (13)
                                                    -----------     -----------
      Total distributions declared to
        shareholders                                $   (47,970)    $   (74,610)
                                                    -----------     -----------
Net increase in net assets from fund share
  transactions                                      $    47,958     $ 1,325,126
                                                    -----------     -----------
      Total increase in net assets                  $    68,527     $ 1,276,985
Net assets:
  At beginning of period                            $ 1,276,985            --
                                                    -----------     -----------

  At end of period (including accumulated
    undistributed net investment income of $1,659
    and $1,556, respectively)                       $ 1,345,512     $ 1,276,985
                                                    ===========     ===========

*For the period from the commencement of the fund's investment operations, May 3, 1999, through April 30, 2000.

See notes to financial statements.

Statement of Changes in Net Assets - continued
---------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             OCTOBER 31, 2000       PERIOD ENDED*
MFS LARGE CAP VALUE FUND                          (UNAUDITED)     APRIL 30, 2000
---------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                             $   2,934          $   5,160
  Net realized gain on investments and foreign
    currency transactions                              21,490             34,150
  Net unrealized gain on investments and foreign
    currency translation                               41,133              5,094
                                                    ---------          ---------
      Increase in net assets from operations        $  65,557          $  44,404
                                                    ---------          ---------

Distributions declared to shareholders -

  From net investment income (Class A)                   --            $  (3,257)
  From net investment income (Class I)                   --                   (1)
  From net realized gain on investments and
    foreign currency transactions (Class A)              --              (23,642)
  From net realized gain on investments and
    foreign currency transactions (Class I)              --                  (10)
                                                    ---------          ---------
                                                                       $$$$$$$$$
      Total distributions declared to
        shareholders                                     --            $ (26,910)
                                                    ---------          ---------

Net increase (decrease) in net assets from fund
  share transactions                                $ (64,307)         $ 501,649
                                                    ---------          ---------
      Total increase in net assets                  $   1,250          $ 519,143
Net assets:
  At beginning of period                              519,143               --
                                                    ---------          ---------

  At end of period (including accumulated
    undistributed net investment income of $4,771
    and $1,837, respectively)                       $ 520,393          $ 519,143
                                                    =========          =========

See notes to financial statements.

*For the period from the commencement of the fund's investment operations, May
 4, 1999, through
 April 30, 2000.

Financial Highlights

------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED         PERIOD ENDED
                                                                     OCTOBER 31, 2000*   OCTOBER 31, 2000**
MFS EMERGING OPPORTUNITIES FUND                                            (UNAUDITED)          (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                               CLASS A              CLASS I
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                           $10.00               $10.00
                                                                                ------               ------
Income from investment operations# -
  Net investment loss(S)                                                        $(0.02)              $(0.03)
  Net realized and unrealized gain on investments and foreign
    currency                                                                      0.78                 0.79
                                                                                ------               ------
      Total from investment operations                                          $ 0.76               $ 0.76
                                                                                ------               ------
Net asset value - end of period                                                 $10.76               $10.76
                                                                                ======               ======
Total return(+)                                                                   7.60%++              7.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                      1.05%+               1.05%+
  Net investment loss                                                            (0.39)%+             (0.53)%+
Portfolio turnover                                                                 108%                 108%
Net assets at end of period (000 Omitted)                                       $  641               $  886

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
       Net investment loss                                                      $(0.14)              $ (0.13)
       Ratios (to average net assets):
         Expenses##                                                               2.97%+                2.97%+
         Net investment loss                                                     (2.31)%+              (2.45)%+

  *For the period from the commencement of the fund's investment operations, May 2, 2000, through October 31, 2000.
 **For the period from the inception of Class I shares, June 1, 2000, through October 31, 2000.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS          PERIOD          SIX MONTHS          PERIOD
                                                            ENDED             ENDED             ENDED             ENDED
                                                         OCTOBER 31,        APRIL 30,        OCTOBER 31,        APRIL 30,
                                                            2000              2000*             2000             2000**
MFS HIGH QUALITY BOND FUND                               (UNAUDITED)                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                             CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 9.58            $10.00            $ 9.54            $10.01
                                                            ------            ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.35            $ 0.66            $ 0.35            $ 0.67
  Net realized and unrealized gain (loss) on
    investments                                               0.15             (0.44)             0.12             (0.50)
                                                            ------            ------            ------            ------
      Total from investment operations                      $ 0.50            $ 0.22            $ 0.47            $ 0.17
                                                            ------            ------            ------            ------

Less distributions declared to shareholders from net
investment income                                           $(0.35)           $(0.64)           $(0.35)           $(0.64)
                                                            ------            ------            ------            ------
Net asset value - end of period                             $ 9.73            $ 9.58            $ 9.66            $ 9.54
                                                            ======            ======            ======            ======
Total return(+)                                               5.34%++           2.35%++           5.05%++           1.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.03%+            0.03%+            0.03%+            0.03%+
  Net investment income                                       7.30%+            6.85%+            7.23%+            6.25%+
Portfolio turnover                                             170%              831%              170%              831%
Net assets at end of period (000 Omitted)                   $1,345            $1,277               -- +++            -- +++

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In addition, the investment adviser voluntarily waived its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and ratios would have been:
     Net investment income                                  $ 0.24            $ 0.29            $ 0.24            $ 0.25
     Ratios (to average net assets):
       Expenses##                                             2.36%+            3.92%+            2.36%+            3.92%+
       Net investment income                                  4.97%+            2.96%+            4.90%+            2.36%+

  *For the period from the commencement of the fund's investment operations May 3, 1999, through April 30, 2000.
 **For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
  +Annualized.
 ++Not annualized.
+++Class I net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS            PERIOD            SIX MONTHS           PERIOD
                                                          ENDED                ENDED               ENDED              ENDED
                                                       OCTOBER 31,           APRIL 30,          OCTOBER 31,         APRIL 30,
                                                           2000                2000*               2000              2000**
MFS LARGE CAP VALUE FUND                                (UNAUDITED)                              (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $10.23              $10.00              $10.28             $10.00
                                                          ------              ------              ------             ------
Income from investment operations# -
  Net investment income(S)                                $ 0.07              $ 0.12              $ 0.10             $ 0.11
  Net realized and unrealized gain on investments
    and foreign currency                                    1.35                0.66                1.35               0.72
                                                          ------              ------              ------             ------
      Total from investment operations                    $ 1.42              $ 0.78              $ 1.45             $ 0.83
                                                          ------              ------              ------             ------
Less distributions declared to shareholders -
  From net investment income                              $  --               $(0.07)             $  --              $(0.07)
  From net realized gain on investments and foreign
    currency transactions                                    --                (0.48)                --               (0.48)
                                                          ------              ------              ------             ------
    Total distributions declared to shareholders          $  --               $(0.55)             $  --              $(0.55)
                                                          ------              ------              ------             ------
Net asset value - end of period                           $11.65              $10.23              $11.73             $10.28
                                                          ======              ======              ======             ======
Total return(+)                                            13.88%++             8.14%++            14.22%++            8.65%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.03%+              1.04%+              1.03%+             1.04%+
  Net investment income                                     1.19%+              1.13%+              1.83%+             1.12%
Portfolio turnover                                            32%                100%                 32%               100%
Net assets at end of period (000 Omitted)                 $  520              $  519              $  -- +++          $  -- +++

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a fee not greater than
    0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss                                  $(0.16)             $(0.57)             $(0.13)            $(0.59)
     Ratios (to average net assets):
       Expenses##                                           5.21%+              7.74%+              5.21%+             7.74%+
       Net investment loss                                 (2.99)%+            (5.57)%+            (2.35)%+           (5.58)%+

  *For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2000.
 **For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
  +Annualized.
 ++Not annualized.
+++Class I net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund (the funds) are each a separate series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. MFS High Quality Bond Fund can invest up to 15% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher- rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. MFS High Quality Bond Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits, be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2000, MFS High Quality Bond Fund, for federal income tax purposes, had a capital loss carryforward of $17,664, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the (value of settled shares outstanding of each class), without distinction between the share classes. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee for MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund is computed daily and paid monthly at an annual rate of 0.75%, 0.50% and 0.75% of each fund's average daily net assets, respectively. For MFS High Quality Bond Fund, the investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The MFS Emerging Opportunities Fund and MFS Large Cap Value Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS. At the period ended October 31, 2000, aggregate unreimbursed expenses amounted to $11,420 and $10,280 for MFS Emerging Opportunities Fund and MFS Large Cap Value Fund, respectively.

For the MFS High Quality Bond Fund, the investment adviser has voluntarily agreed to pay the fund's operating expenses, exclusive of management fee such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of the funds for the period ended October 31, 2000.

The Trustees have adopted a distribution plan for Class A shares of each fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently not being imposed by the Trustees for MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended October 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                   MFS EMERGING               MFS HIGH              MFS LARGE
                                                  OPPORTUNITIES           QUALITY BOND              CAP VALUE
                                                           FUND                   FUND                   FUND
-------------------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government securities                           $   --                 $1,605,508               $  --
                                                     ----------             ----------               --------
Investments (non-U.S. government
  securities)                                        $2,567,091             $  579,590               $142,721
                                                     ----------             ----------               --------
Sales
-----
U.S. government securities                           $   --                 $1,556,406               $  --
                                                     ----------             ----------               --------
Investments (non-U.S. government
  securities)                                        $1,147,449             $  561,627               $225,942
                                                     ----------             ----------               --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds as computed on a federal income tax basis, are as follows:

                                                  MFS EMERGING               MFS HIGH               MFS LARGE
                                                 OPPORTUNITIES           QUALITY BOND               CAP VALUE
                                                          FUND                   FUND                    FUND
-------------------------------------------------------------------------------------------------------------
Aggregate cost                                      $1,513,746             $1,286,036               $428,962
                                                    ----------             ----------               --------
Gross unrealized appreciation                       $   96,527             $   18,648               $ 63,628
Gross unrealized depreciation                         (123,706)               (14,432)               (17,397)
                                                    ----------             ----------               --------
    Net unrealized appreciation
      (depreciation)                                $  (27,179)            $    4,216               $ 46,231
                                                    ==========             ==========               ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                     MFS EMERGING
                                                  OPPORTUNITIES FUND
                                            ------------------------------
                                            PERIOD ENDED OCTOBER 31, 2000*
                                            ------------------------------
                                                  SHARES            AMOUNT
----------------------------------------------------------------------------
Shares sold                                       63,906        $  659,739
Shares reacquired                                 (4,355)          (51,032)
                                                  ------        ----------
    Net increase                                  59,551        $  608,707
                                                  ======        ==========

Class I shares

                                                     MFS EMERGING
                                                  OPPORTUNITIES FUND
                                            ------------------------------
                                            PERIOD ENDED OCTOBER 31, 2000**
                                            ------------------------------
                                                  SHARES            AMOUNT
----------------------------------------------------------------------------
Shares sold                                       89,932        $  936,383
Shares reacquired                                 (7,594)          (82,995)
                                                  ------        ----------
    Net increase                                  82,338        $  853,388
                                                  ======        ==========

Class A shares

                                                            MFS HIGH QUALITY BOND FUND
                                          --------------------------------------------------------------
                                                 SIX MONTHS ENDED                   PERIOD ENDED
                                                 OCTOBER 31, 2000                APRIL 30, 2000***
                                          ------------------------------   -----------------------------
                                                SHARES            AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                       --            $  --           125,545     $  1,250,350
Shares issued to shareholders in
  reinvestment of distributions                  4,955            47,958          7,706           74,581
Shares reacquired                                  --               --              --                (5)
                                                 -----         ---------         -------    ------------
    Net increase                                 4,955         $  47,958         133,251    $  1,324,926
                                                 =====         =========         =======    ============

Class I shares

                                                             MFS HIGH QUALITY BOND FUND
                                            ------------------------------------------------------------
                                                   SIX MONTHS ENDED                  PERIOD ENDED
                                                   OCTOBER 31, 2000               APRIL 30, 2000****
                                            ------------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        --            $--                  20          $  200
                                                   --            ---                  --          ------
    Net increase                                   --            $--                  20          $  200
                                                   ==            ===                  ==          ======

Class A shares

                                                              MFS LARGE CAP VALUE FUND
                                            ------------------------------------------------------------
                                                   SIX MONTHS ENDED                  PERIOD ENDED
                                                   OCTOBER 31, 2000              APRIL 30, 2000*****
                                            ------------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          100          $  1,104        90,797      $  899,818
Shares issued to shareholders in
  reinvestment of distributions                    --               --             2,772          26,888
Shares reacquired                                 (6,175)          (65,411)      (42,834)       (425,257)
                                                  ------         ---------         ------     ----------
    Net increase                                  (6,075)        $  64,307         50,735     $  501,449
                                                  ======         =========         ======     ==========

Class I shares

                                                              MFS LARGE CAP VALUE FUND
                                            ------------------------------------------------------------
                                                   SIX MONTHS ENDED                  PERIOD ENDED
                                                   OCTOBER 31, 2000               APRIL 30, 2000****
                                            ------------------------------   ---------------------------
                                                  SHARES            AMOUNT        SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        --            $  --                20          $  200
                                                   --            -----                --          ------
    Net increase                                   --            $  --                20          $  200
                                                   ==            =====                ==          ======
    *For the period from the commencement of the funds' investment operations, May 2, 2000, through October
     31, 2000.
   **For the period from inception of Class I shares, June 1, 2000, through October 31, 2000.
  ***For the period from the commencement of the funds' investment operations, May 3, 1999, through April 30,
     2000.
 ****For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
*****For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30,
     2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the period ended October 31, 2000, there was no commitment fee allocated to the MFS Emerging Opportunities Fund and MFS High Quality Bond Fund. For MFS Large Cap Value Fund the commitment fee allocated to the fund for the period ended October 31, 2000 was $1. The funds had no significant borrowings during the period.

              --------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.